UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2019

OCULAR THERAPEUTIX, INC.

(Exact Name of Company as Specified in Charter)

Delaware	001-36554	20-5560161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Crosby Drive

Bedford, MA 01730

(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (781) 357-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value per share	OCUL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 2.05. Costs Associated with Exit or Disposal Activities.

On November 6, 2019, the Board of Directors (the “Board”) of Ocular Therapeutix, Inc. (the “Company” or “Ocular Therapeutix”) approved an operational restructuring plan to eliminate a portion of the Company’s workforce and defer certain development programs as part of an initiative to reduce expenses and prioritize Company resources to focus on commercializing DEXTENZA® for post-surgical ocular pain and inflammation as well as completing the ongoing Phase 3 clinical trial of DEXTENZA for the treatment of allergic conjunctivitis, a Phase 1 clinical trial of OTX-TIC for the treatment of glaucoma and ocular hypertension, and a Phase 1 clinical trial of OTX-TKI for the treatment of wet age-related macular degeneration.

This operational restructuring includes a reduction in force of 55 full-time employees of the Company, representing approximately twenty-two percent (22%) of the Company’s workforce, and the elimination of an additional 31 positions that are currently vacant.  The Company also intends to delay substantive activities for certain development programs, including postponing the initiation of a planned clinical trial to evaluate DEXTENZA in pediatric subjects undergoing cataract surgery until the fourth quarter of 2020 and pausing further activities in connection with its OTX-TP program for the treatment of primary open-angle glaucoma or ocular hypertension, other than an ongoing open-label safety extension study, while the Company seeks to identify a collaborative partner for the program.

The Company currently expects to substantially complete the restructuring and to record the restructuring charges in the fourth quarter of 2019.  The Company anticipates incurring total restructuring costs of approximately $0.7 million, which includes severance, benefits and related costs, all of which are expected to result in cash expenditures.  Of the approximately $0.7 million in severance, benefits and related costs, the Company expects that approximately $0.6 million would be paid during the three months ended December 31, 2019, and the remaining approximately $0.1 million would be paid during 2020.  The Company is continuing to review the potential impact of the restructuring and is unable to estimate any additional restructuring costs or charges at this time.  If the Company subsequently determines that it will incur additional significant costs and restructuring charges, it will amend this Current Report on Form 8-K to disclose such information.

The Company estimates the restructuring and other cost-saving efforts to result in approximately $11 million in future annualized savings and $14 in one-time program deferrals once fully implemented.  Based on its current plans and forecast expenses, the Company believes that its existing cash and cash equivalents, its anticipated cost savings from its restructuring and other cost-saving efforts, and its anticipated cash inflows from DEXTENZA product sales will enable it to fund its planned operating expenses, debt service obligations and capital expenditure requirements through the end of calendar year 2020.  This projection is subject to a number of assumptions related to the revenues and expenses associated with the commercialization of DEXTENZA as well as the pace of the Company’s research and clinical development programs and other aspects of its business.  These and other estimates may prove to be wrong, and the Company could use its capital resources sooner than currently expected.

Cautionary Note on Forward-Looking Statements

Any statements in this Current Report on Form 8-K about future expectations, plans, and prospects for the Company, including the impact of and restructuring costs and potential future savings associated with the Company’s operational restructuring, workforce reduction and development program deferrals; the commercialization of DEXTENZA, ReSure Sealant, or any of the Company’s product candidates, including the commercial launch of, and effectiveness of reimbursement codes for, DEXTENZA; the development and regulatory status of the Company’s product candidates, such as the Company’s development of and prospects for approvability of DEXTENZA for additional indications including allergic conjunctivitis, OTX-TP for the treatment of primary open-angle glaucoma and ocular hypertension, OTX-TIC for the treatment of primary open-angle glaucoma and ocular hypertension, OTX-TKI for the treatment of retinal diseases including wet AMD, and OTX-IVT as an extended-delivery formulation of the VEGF trap aflibercept for the treatment of retinal diseases including wet AMD; the ongoing development of the Company’s extended-delivery hydrogel depot technology; the potential utility of any of the Company’s product candidates; the potential benefits and future operation of the collaboration with Regeneron Pharmaceuticals, including any potential future payments thereunder; the sufficiency of the Company’s cash resources; and other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend”, “goal,” “may”, “might,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors. Such forward-looking statements involve substantial risks and uncertainties that could cause the Company’s clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, those related to the implementation of the operational restructuring, the timing and costs involved in commercializing DEXTENZA, ReSure Sealant or any product candidate that receives regulatory approval, including the conduct of post-approval studies, the ability to retain regulatory approval of DEXTENZA, ReSure Sealant or any product candidate that receives regulatory approval, the ability to maintain reimbursement codes for DEXTENZA, the initiation, timing and conduct of clinical trials, availability of data from clinical trials and expectations for regulatory submissions and approvals, the Company’s scientific approach and general development progress, the availability or commercial potential of the Company’s product candidates, the sufficiency of cash resources, the Company’s existing indebtedness, the ability of the Company’s creditors to accelerate the maturity of such indebtedness upon the occurrence of certain events of default, the outcome of the Company’s ongoing legal proceedings and need for additional financing or other actions and other factors discussed in the “Risk Factors” section contained in the Company’s quarterly and annual reports on file with the Securities and Exchange Commission. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date of this report. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCULAR THERAPEUTIX, INC.

Date: November 8, 2019	By:	/s/ Donald Notman
Donald Notman
Chief Financial Officer